UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 6, 2009

FOSTER WHEELER AG

(Exact Name of Registrant as Specified in Its Charter)

Switzerland	001-31305	98-0607469
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Perryville Corporate Park, Clinton, New Jersey		08809-4000
(Address of Principal Executive Offices)		(Zip Code)

(908) 730-4000

(Registrant’s Telephone Number, Including Area Code)

Foster Wheeler Ltd.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Supplemental Warrant Agreement

On February 9, 2009, Foster Wheeler AG, a Swiss corporation (the “Company” or “Foster Wheeler”), Foster Wheeler Ltd., a Bermuda company (“Foster Wheeler - Bermuda”), and Mellon Investor Services LLC, a New Jersey limited liability company (the “Warrant Agent”), entered into a supplement (the “Supplemental Warrant Agreement”) to the warrant agreement dated as of September 24, 2004 between Foster Wheeler - Bermuda and the Warrant Agent (the “Original Warrant Agreement”) relating to Foster Wheeler’s Class A Warrants (the “Class A Warrants”).  The Supplemental Warrant Agreement provides for the delivery of registered shares, par value CHF 3.00 per share, of the Company (the “Registered Shares”) instead of the common shares of Foster Wheeler - Bermuda upon exercise of the Class A Warrants.  The Supplemental Warrant Agreement also provides for the assumption by the Company of Foster Wheeler - Bermuda’s obligations under the Original Warrant Agreement.  The Supplemental Warrant Agreement was executed in connection with the previously announced redomestication of Foster Wheeler - Bermuda to Switzerland described in Item 8.01 of this Current Report on Form 8-K (the “Redomestication”).  The Warrant Agent is also the transfer agent for the Registered Shares.  A copy of the Supplemental Warrant Agreement is attached hereto as Exhibit 4.1 and incorporated into this Item 1.01 by reference, and the foregoing summary of the Supplemental Warrant Agreement is qualified in its entirety by reference to Exhibit 4.1.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As reported in Foster Wheeler - Bermuda’s Current Report on Form 8-K filed on December 22, 2008, on December 18, 2008, Foster Wheeler - Bermuda, certain of its subsidiaries (the “Subsidiaries”), including the Company, and BNP Paribas, as Administrative Agent, entered into an amendment (the “Amendment”) of the Credit Agreement, dated as of September 13, 2006 (as modified and supplemented and in effect from time to time, the “Credit Agreement”), among Foster Wheeler - Bermuda, the Subsidiaries and BNP Paribas and the other lenders party thereto.  Among other things, the Amendment reflects the addition of the Company as a guarantor of the obligations under the Credit Agreement upon consummation of the Redomestication.  The Amendment became effective as of February 9, 2009, the date on which the Redomestication was consummated.  As of September 26, 2008, there was approximately $291.8 million of letters of credit and no funded borrowings outstanding under the Credit Agreement.

Item 3.02. Unregistered Sales of Equity Securities.

The description of the Redomestication and the related issuance of Registered Shares to holders of Foster Wheeler - Bermuda common shares in Item 8.01 of this Current Report on Form 8-K is incorporated in this Item 3.02 by reference.

Item 3.03.  Material Modification to Rights of Security Holders.

The disclosure under the heading “Supplemental Warrant Agreement” in Item 1.01 of this Current Report on Form 8-K and under the heading “Articles of Association and Organizational Regulations” in Item 5.03 of this Current Report on Form 8-K are incorporated in this Item 3.03 by reference.

Item 5.02.  Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 9, 2009, the Company amended the Foster Wheeler Ltd. Omnibus Incentive Plan (the “Omnibus Plan”), the Foster Wheeler Ltd. 2004 Stock Option Plan, the 1995 Stock Option Plan of Foster Wheeler Inc., the Foster Wheeler Inc. Directors’ Stock Option Plan and the Foster Wheeler Inc. Directors Deferred Compensation and Stock Award Plan (collectively, the “Plans”) to provide for the issuance of Registered Shares instead of the common shares of Foster Wheeler - Bermuda in connection with the awards under the Plans.  Only the

Omnibus Plan will be used to grant future awards.  Accordingly, the Omnibus Plan amendment includes changes to comply with Swiss law regarding payment of par value for certain types of awards, share sourcing, and voting rights for restricted shares.  A copy of the amendment to each Plan is attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.6, respectively, and incorporated into this Item 5.02 by reference, and the foregoing summary of the Plans is qualified in its entirety by reference to such exhibits.  Effective as of February 9, 2009, the Company amended the Annual Executive Short-Term Incentive Plan to explain the Redomestication and reflect the Company’s assumption of the Annual Executive Short-Term Incentive Plan.  A copy of the Second Amendment to the Annual Executive Short-Term Incentive Plan is attached hereto as Exhibit 10.7 and incorporated into this Item 5.02 by reference, and the foregoing summary of the of the Annual Executive Short-Term Incentive Plan is qualified in its entirety by reference to Exhibit 10.7.

In addition, in connection with the Redomestication, the Company intends to issue to its executive officers, including Raymond Milchovich, Franco Baseotto, Umberto della Sala and Peter Ganz, acknowledgments (the “Notice and Acknowledgements”) reflecting (i) the assignment of executives to Foster Wheeler Inc., (ii) that any change of control provisions applicable to such executives will be evaluated by reference to a change of control of the Company rather than Foster Wheeler - Bermuda, (iii) that equity awards granted under the Plans maintained by Foster Wheeler - Bermuda will be assumed by the Company and (iv) that Registered Shares will be issued instead of the common shares of Foster Wheeler - Bermuda with respect to equity awards granted under the Plans or other arrangements maintained by Foster Wheeler Inc.  Also in connection with the Redomestication, the Company intends to issue to David Wardlaw, an executive officer of the Company, an acknowledgment (the “Wardlaw Acknowledgement”) reflecting the information described in clauses (ii), (iii) and (iv) above.  The form of Notice and Acknowledgment and the form of Wardlaw Acknowledgement are attached hereto as Exhibit 10.8 and Exhibit 10.9, respectively, and incorporated into this Item 5.02 by reference, and the foregoing summaries of the Notice and Acknowledgements and the Wardlaw Acknowledgement are qualified in their entirety by reference to such exhibits.

As soon as practicable after the consummation of the Redomestication, the Company expects to enter into indemnification agreements (the “Indemnification Agreements”) substantially in the form attached hereto as Exhibit 10.10, with each of its directors and executive officers (the “Indemnitees”).  The Indemnification Agreements will provide for indemnification and expense advancement (except in cases where the Company is proceeding against an officer or director) and include related provisions meant to facilitate the Indemnitee’s receipt of such benefits.  The Indemnification Agreements will provide that the Company will indemnify each Indemnitee against claims arising out of such Indemnitee’s service to the Company, except in cases of intentional misconduct, gross negligence, fraud or dishonesty.  The form of Indemnification Agreement is attached hereto as Exhibit 10.10 and incorporated into this Item 5.02 by reference, and the foregoing summary of the Indemnification Agreements is qualified in its entirety by reference to Exhibit 10.10.

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Association and Organizational Regulations

In connection with the Redomestication and effective January 15, 2009, the Company adopted its articles of association and organizational regulations.  The articles of association, as amended on February 9, 2009, reflect a total share capital of CHF 379,247,742 divided into 126,415,914 Registered Shares.  In addition, the Company’s articles of association authorize the board of directors to increase the share capital by up to CHF 189,623,871 divided into 63,207,957 Registered Shares, and create conditional capital of CHF 189,623,871 divided into 63,207,957 Registered Shares.  The summary of the material terms of the articles of association and organizational regulations and the comparison of the rights of shareholders under the articles of association and organizational regulations described under the headings “Description of SwissCo Shares” and “Comparison of Rights of Shareholders and Powers of the Board of Directors” in Foster Wheeler - Bermuda’s definitive proxy statement dated December 22, 2008 and filed with the Securities and Exchange Commission on such date is incorporated herein by reference.  A copy of the Company’s articles of association and organizational regulations is attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated into this Item 5.03 by reference, and the foregoing summary of the articles of association and organizational regulations is qualified in its entirety by reference to Exhibit 3.1 and Exhibit 3.2, respectively.

Fiscal Year

Prior to the Redomestication, Foster Wheeler - Bermuda’s fiscal year was the 52- or 53-week annual accounting period ending the last Friday in December.  Following the Redomestication, the Company’s fiscal year will end on December 31 of each year.  This is not deemed a change in fiscal year for purposes of reporting subject to Rule 13a-10 or Rule 15d-10 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the new fiscal year commences within seven days of the prior fiscal year-end, and the new fiscal year commences with the end of the prior fiscal year. Accordingly, the Company will not be filing a transition report; instead, the fiscal year 2009 will include the five-day transition period of December 27-31, 2008.

Item 8.01.  Other Events.

On January 30, 2009, Foster Wheeler - Bermuda received approval from the Supreme Court of Bermuda of a scheme of arrangement under Bermuda law (the “Scheme of Arrangement”) that would change the place of incorporation of the ultimate parent company of Foster Wheeler - Bermuda and its subsidiaries from Bermuda to Switzerland.  The Scheme of Arrangement became effective upon receipt of the court approval and the filing of such approval with the Bermuda Registrar of Companies on February 6, 2009.

On February 9, 2009, the Company issued a press release announcing the completion of the Redomestication on such date and the February 15, 2009 deadline for the submission of shareholder proposals to be considered at the Company’s annual general meeting to be held on May 15, 2009.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 by reference.

Pursuant to the Scheme of Arrangement, the following steps occurred on February 9, 2009:

(1)                                  all fractional common shares of Foster Wheeler - Bermuda were cancelled and Foster Wheeler - Bermuda paid to each holder of fractional shares that were cancelled an amount based on the average of the high and low trading prices of Foster Wheeler - Bermuda common shares on the NASDAQ Global Select Market on the business day immediately preceding the effectiveness of the Scheme of Arrangement;

(2)                                  all previously outstanding whole common shares of Foster Wheeler - Bermuda were cancelled;

(3)                                  Foster Wheeler - Bermuda issued 1,000 common shares to the Company (which constituted all of Foster Wheeler - Bermuda’s common shares at such time); and

(4)                                  the Company issued Registered Shares to the holders of whole Foster Wheeler - Bermuda common shares that were cancelled.

As a result of the Scheme of Arrangement, the common shareholders of Foster Wheeler - Bermuda became common shareholders of the Company and Foster Wheeler - Bermuda became a wholly-owned subsidiary of the Company.  The Registered Shares issued by the Company on February 9, 2009 in connection with the Scheme of Arrangement to the holders of common shares were exempt from registration under Section 3(a)(10) of the Securities Act of 1933, as amended.  In connection with consummation of the Scheme of Arrangement:

•                                          pursuant to the terms of the Certificate of Designation governing Foster Wheeler - Bermuda’s Series B Convertible Preferred Shares (the “Preferred Shares”), the Company issued to the holders of the Preferred Shares the number of Registered Shares that such holders would have been entitled to receive had they converted their Preferred Shares into common shares of Foster Wheeler - Bermuda immediately prior to the effectiveness of the Scheme of Arrangement (with Foster Wheeler - Bermuda paying cash in lieu of any fractional common shares otherwise issuable);

•                                          pursuant to the terms of the Original Warrant Agreement governing the Class A Warrants, the Company executed the Supplemental Warrant Agreement; and

•                                          the Company assumed Foster Wheeler - Bermuda’s existing obligations in connection with awards granted under Foster Wheeler - Bermuda’s incentive plans and other similar employee awards.

The foregoing transactions together with the steps of the Scheme of Arrangement are referred to as the “Redomestication.”

Upon the completion of the Redomestication on February 9, 2009, the Registered Shares and Class A Warrants are traded on the NASDAQ Global Select Market under the symbols “FWLT” and “FWLTW,” respectively, and with the CUSIP numbers H27178104 and H27178120, respectively.

In accordance with Rule 12g-3(a) under the Exchange Act, the Registered Shares and the Class A Warrants of the Company, as the successor issuer to Foster Wheeler - Bermuda, are deemed to be registered under Section 12(b) of the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

3.1	Articles of Association of Foster Wheeler AG

3.2	Organizational Regulations of Foster Wheeler AG

4.1	Supplemental Warrant Agreement, dated as of February 9, 2009, by and among Foster Wheeler AG, Foster Wheeler Ltd. and Mellon Investor Services LLC, as Warrant Agent

10.1	Amendment to Foster Wheeler Inc. Directors’ Stock Option Plan

10.2	Second Amendment to the 1995 Stock Option Plan of Foster Wheeler Inc., as amended and restated as of September 24, 2002

10.3	Second Amendment to Foster Wheeler Ltd. 2004 Stock Option Plan

10.4	Second Amendment to Foster Wheeler Ltd. Omnibus Incentive Plan

10.5	Foster Wheeler Inc. Directors Deferred Compensation and Stock Award Plan, amended and restated effective as of May 25, 2001

10.6	Amendment to the Foster Wheeler Inc. Directors Deferred Compensation and Stock Award Plan

10.7	Second Amendment to the Annual Executive Short-Term Incentive Plan of Foster Wheeler AG

10.8	Form of Notice and Acknowledgement for executive officers of Foster Wheeler AG, dated February 9, 2009

10.9	Form of Notice and Acknowledgement for David Wardlaw, dated February 9, 2009

10.10	Form of Indemnification Agreement for directors and officers of Foster Wheeler AG

99.1	Press release, dated February 9, 2009

99.2

Description of Articles of Association and Organizational Regulations (incorporated by reference to the sections entitled “Description of SwissCo Shares” and “Comparison of Rights of Shareholders and Powers of the Board of Directors” in Foster Wheeler Ltd.’s definitive proxy statement filed with the Securities and Exchange Commission on December 22, 2008).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER AG

DATE: February 9, 2009	By:	/s/ Peter J. Ganz
Name: Peter J. Ganz
Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Association of Foster Wheeler AG

3.2	Organizational Regulations of Foster Wheeler AG

4.1	Supplemental Warrant Agreement, dated as of February 9, 2009, by and among Foster Wheeler AG, Foster Wheeler Ltd. and Mellon Investor Services LLC, as Warrant Agent

10.1	Amendment to Foster Wheeler Inc. Directors’ Stock Option Plan

10.2	Second Amendment to the 1995 Stock Option Plan of Foster Wheeler Inc., as amended and restated as of September 24, 2002

10.3	Second Amendment to Foster Wheeler Ltd. 2004 Stock Option Plan

10.4	Second Amendment to Foster Wheeler Ltd. Omnibus Incentive Plan

10.5	Foster Wheeler Inc. Directors Deferred Compensation and Stock Award Plan, amended and restated effective as of May 25, 2001

10.6	Amendment to the Foster Wheeler Inc. Directors Deferred Compensation and Stock Award Plan

10.7	Second Amendment to the Annual Executive Short-Term Incentive Plan of Foster Wheeler AG

10.8	Form of Notice and Acknowledgement for executive officers of Foster Wheeler AG, dated February 9, 2009

10.9	Form of Notice and Acknowledgement for David Wardlaw, dated February 9, 2009

10.10	Form of Indemnification Agreement for directors and officers of Foster Wheeler AG

99.1	Press release, dated February 9, 2009

99.2

Description of Articles of Association and Organizational Regulations (incorporated by reference to the sections entitled “Description of SwissCo Shares” and “Comparison of Rights of Shareholders and Powers of the Board of Directors” in Foster Wheeler Ltd.’s definitive proxy statement filed with the Securities and Exchange Commission on December 22, 2008)